Income Taxes	12 Months Ended
Dec. 31, 2022
Income Taxes [Abstract]
Income Taxes

20. Income Taxes
20.A Deferred Income Taxes
The following represents the deferred tax assets and liabilities in the Consolidated Statements of Financial Position:

As at December 31,	2022	2021
Deferred tax assets(1)	$2,282	$1,848
Deferred tax liabilities(1)	630	322
Net deferred tax asset	$1,652	$1,526

(1)    Our deferred tax assets and deferred tax liabilities are offset when there is a legally enforceable right to offset current tax assets against current tax liabilities and when the deferred taxes relate to the same taxable entity and the same taxation authority.

The movement in net deferred tax assets for the years ended December 31, are as follows:

Investments		Policy liabilities(1)	Deferred acquisition costs	Losses available for carry forward	Pension and other employee benefits	Other(2)	Total
As at December 31, 2021	$(1,178)	$1,727	$74	$853	$301	$(251)	$1,526
Acquisitions (disposals) through business combinations (3)	1	10	—	32	8	(277)	(226)
Charged to statement of operations	492	(380)	4	(10)	(6)	(7)	93
Charged to other comprehensive income	135	85	—	92	(75)	—	237
Charged to equity, other than other comprehensive income	—	—	—	15	—	—	15
Foreign exchange rate movements and Other	13	(19)	6	4	14	(11)	7
As at December 31, 2022	$(537)	$1,423	$84	$986	$242	$(546)	$1,652
(1)    Consists of Insurance contract liabilities and Investment contract liabilities, net of Reinsurance assets.
(2)    Includes unused tax credits.
(3)    Refer to Note 3.

Investments		Policy liabilities(1)	Deferred acquisition costs	Losses available for carry forward	Pension and other employee benefits	Other(2)	Total
As at December 31, 2020	$(1,240)	$1,621	$82	$708	$322	$(242)	$1,251
Charged to statement of operations	53	48	(9)	125	(14)	(7)	196
Charged to other comprehensive income	25	30	—	17	9	4	85
Foreign exchange rate movements and Other	(16)	28	1	3	(16)	(6)	(6)
As at December 31, 2021	$(1,178)	$1,727	$74	$853	$301	$(251)	$1,526

(1)    Consists of Insurance contract liabilities and Investment contract liabilities, net of Reinsurance assets.
(2)    Includes unused tax credits.

We have accumulated non-capital tax losses, primarily in Canada, the UK, Indonesia and Vietnam, totaling $4,349 (2021 — $3,758). The benefit of these tax losses has been recognized to the extent that it is probable that the benefit will be realized. In addition, we have net capital losses of $10 (2021 — $7) in the U.S. and $nil in Canada (2021 —$13) for which a deferred tax asset of $2 (2021 — $3) has been recognized. Unused tax losses for which a deferred tax asset has not been recognized amount to $696 as of December 31, 2022 (2021 — $499) primarily in the UK, Indonesia and Vietnam. We also have capital losses of $434 in the UK (2021 — $452) and $275 in Canada (2021 — $178) for which a deferred tax asset of $181 (2021 — $137) has not been recognized.

We will realize the benefit of tax losses carried forward in future years through a reduction in current income taxes as and when the losses are utilized. These tax losses are subject to examination by various tax authorities and could be reduced as a result of the adjustments to tax returns. Furthermore, legislative, business or other changes may limit our ability to utilize these losses.
Included in the deferred tax asset related to losses available for carry forward are tax benefits that have been recognized on losses incurred in either the current or the preceding year. In determining if it is appropriate to recognize these tax benefits, we rely on projections of future taxable profits, and we also consider tax planning opportunities that will create taxable income in the period in which the unused tax losses can be utilized.

The non-capital losses carried forward in Canada expire beginning in 2030 and the capital losses can be carried forward indefinitely. The operating and capital losses in the UK can be carried forward indefinitely. The non-capital losses in Indonesia and Vietnam can be carried forward five years. The capital losses in the U.S. can be carried forward five years.

We recognize a deferred tax liability on all temporary differences associated with investments in subsidiaries, branches, joint ventures and associates unless we are able to control the timing of the reversal of these differences and it is probable that these differences will not reverse in the foreseeable future. As at December 31, 2022, temporary differences associated with investments in subsidiaries, branches, joint ventures and associates for which a deferred tax liability has not been recognized amount to $5,711 (2021 — $5,452).
20.B Income Tax Expense (Benefit)
20.B.i In our Consolidated Statements of Operations, Income tax expense (benefit) for the years ended December 31 has the following components:

	2022	2021
Current income tax expense (benefit):
Current year	$781	$964
Adjustments in respect of prior years, including resolution of tax disputes	(67)	(41)
Total current income tax expense (benefit)	714	923
Deferred income tax expense (benefit):
Origination and reversal of temporary differences	(67)	(204)
Adjustments in respect of prior years, including resolution of tax disputes	48	(8)
Tax expense (benefit) arising from unrecognized tax losses	18	6
Tax rate and other legislative changes	(92)	10
Total deferred income tax expense (benefit)	(93)	(196)
Total income tax expense (benefit)	$621	$727

20.B.ii Income tax benefit (expense) recognized directly in equity for the years ended December 31:

	2022	2021
Recognized in other comprehensive income:
Current income tax benefit (expense)	$2	$3
Deferred income tax benefit (expense)	237	85
Total recognized in other comprehensive income	239	88
Recognized in equity, other than other comprehensive income:
Deferred income tax benefit (expense)	15	—
Total income tax benefit (expense) recorded in equity, including tax benefit (expense) recorded in Other comprehensive income	$254	$88
20.B.iii Our effective income tax rate differs from the combined Canadian federal and provincial statutory income tax rate as follows:

For the years ended December 31,	2022		2021
		%		%
Total net income (loss)	$3,302		$4,370
Add: Income tax expense (benefit)	621		727
Total net income (loss) before income taxes	$3,923		$5,097
Taxes at the combined Canadian federal and provincial statutory income tax rate	$1,089	27.8	$1,338	26.3
Increase (decrease) in rate resulting from:
Higher (lower) effective rates on income subject to taxation in foreign jurisdictions	(286)	(7.4)	(231)	(4.5)
Tax-exempt investment (income) loss	(128)	(3.3)	(345)	(6.8)
Adjustments in respect of prior periods, including resolution of tax disputes	(19)	(0.5)	(49)	(1.0)
Tax (benefit) cost of unrecognized tax losses and tax credits	18	0.5	6	0.1
Tax rate and other legislative changes	(92)	(2.3)	10	0.2
Other	39	1.0	(2)	—
Total income tax expense (benefit) and effective income tax rate	$621	15.8	$727	14.3
In the 2022 Canadian Federal Budget, an additional surtax of 1.5% applicable to banks and life insurers’ taxable income in excess of $100 million was introduced ("Canada Tax Rate Change"). This legislation became enacted on December 15, 2022, and applies retroactively to April 7, 2022. As a result, our statutory tax rate has increased from 26.25% to 27.75% (rounded to 26.3% and 27.8%, respectively, in the table above).

Statutory income tax rates in other jurisdictions in which we conduct business range from 0% to 25%, which creates a tax rate differential and corresponding tax provision difference compared to the Canadian federal and provincial statutory rate when applied to foreign income not subject to tax in Canada. Generally, earnings arising in tax jurisdictions with statutory rates lower than 27.75% reduce our tax expense and these differences are reported in Higher (lower) effective rates on income subject to taxation in foreign jurisdictions. The benefit reported in 2022 included higher income in jurisdictions with low statutory income tax rates compared to 2021.

Tax-exempt investment (income) loss includes tax rate differences related to various types of investment income or losses that are taxed at rates lower than our statutory income tax rate. Examples include, but are not limited to, dividend income, capital gains arising in Canada and changes in market values including those resulting from fluctuations in foreign exchange rates.

Adjustments in respect of prior periods, including the resolution of tax disputes, relate mainly to the resolution of Canadian tax matters and the finalization of the prior year’s Canadian, U.S. and U.K. tax filings.

Tax (benefit) cost of unrecognized tax losses and tax credits primarily reflects unrecognized losses in Asia and the U.K. In 2021, it mainly reflected unrecognized losses in Asia.

Tax rate and other legislative changes includes a benefit relating to the remeasurement of our deferred tax balances of $86 as a result of the Canada Tax Rate Change. In 2021, tax rate and other legislative changes included a remeasurement of our deferred tax balances in the UK due to an enacted corporate tax rate increase from 19% to 25%, which takes effect April 1, 2023.

Other primarily reflects the tax impact of the non-deductible goodwill impairment charge relating to the sale of Sun Life UK. Also included in Other are withholding taxes on distributions from our foreign subsidiaries, the benefit relating to investments in joint ventures in Asia, and the reversal of withholding taxes no longer expected to be paid. In 2021, Other primarily reflected withholding taxes on distributions from our foreign subsidiaries, the benefit relating to investments in joint ventures in Asia, and the impact of taxable income attributable to NCI.